LIMITED POWER OF ATTORNEY

POWER OF ATTORNEY

Know all men by these presents that Adam H. Clammer does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned in the undersigned's individual capacity to execute and deliver such forms as may be required to be filed from time to time with the Securities and
Exchange commission with respect to: i Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

        /s/ Adam H. Clammer
        Adam H. Clammer
November 20, 2002

POWER OF ATTORNEY

Know all men by these presents that Michael W. Michelson does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Michael W. Michelson
Name: Michael W. Michelson
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Johannes Huth does hereby make, constitute and appoint
William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Johannes Huth
Name: Johannes Huth
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Alexander Navab does hereby make, constitute and appoint
William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Alexander Navab
Name: Alexander Navab
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Paul E. Raether does hereby make, constitute and appoint
William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Paul E. Raether
Name: Paul E. Raether
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Neil A. Richardson does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Neil A. Richardson
Name: Neil A. Richardson
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Scott M. Stuart does hereby make, constitute and appoint
William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Scott M. Stuart
Name: Scott M. Stuart
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Henry R. Kravis does hereby make, constitute and appoint
William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Henry R. Kravis
Name: Henry R. Kravis
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that George R. Roberts does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ George R. Roberts
Name: George R. Roberts
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Todd A. Fisher does hereby make, constitute and appoint
William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Todd A. Fisher
Name: Todd A. Fisher
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Edward A. Gilhuly does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Edward A. Gilhuly
Name: Edward A. Gilhuly
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that Perry Golkin does hereby make, constitute and appoint
William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ Perry Golkin
Name: Perry Golkin
      February 28, 2002
Date

POWER OF ATTORNEY

Know all men by these presents that James H. Greene, Jr. does hereby make, constitute and appoint William J. Janetschek and Richard J. Kreider, or either one of them, as a true and lawful attorney-in-fact of the undersigned with full powers of substitution and revocation, for and in the name, place and stead of the undersigned both in the undersigned's individual capacity and as a member of any limited liability company or limited partnership for which the undersigned is otherwise authorized to sign, to execute and deliver such forms as may be required to be filed from time to time with the Securities and Exchange Commission with respect to any investments of KKR Associates, L.P., KKR Associates 1996 L.P., KKR 1996 GP L.L.C., KKR Associates II
1996 Limited Partnership, KKR Overseas Limited, KKR Associates Strata L.P., Strata L.L.C.,
KKR Associates KLC L.P., KKR-KLC, L.L.C., KKR Associates NXS L.P., KKR-NXS, L.L.C.,
SSI Partners, L.P., KKR Associates Europe, Limited Partnership and KKR Europe Limited
including any amendments or supplements to any reports, forms or schedules previously filed by such persons or entities: i pursuant to Sections 13d and 16a of the Securities Exchange Act of
1934, as amended the Act, including without limitation, Schedule 13D, Schedule 14G, statements on Form 3, Form 4 and Form 5 and ii in connection with any applications for EDGAR access codes, including without limitation the Form ID.

/s/ James H. Greene, Jr.
Name: James H. Greene, Jr.
      February 28, 2002
Date